Fiscal 2013 4th Quarter Presentation August 28, 2013 Exhibit 99.2

2 Participants Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

3 Forward-Looking Statements and Non-GAAP Information Fiscal 2013 fourth quarter and annual results are unaudited. This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and the competitive environment. All statements, other than statements of historical facts, contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Additionally, forward–looking statements may include statements of expectations regarding the businesses acquired during fiscal 2013 (the “acquired subsidiaries”), including expected benefits and synergies of the transaction, future financial and operating results, and other statements regarding events or developments that the Company believes or anticipates will or may occur in the future as a result of the recently completed acquisition. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,” “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 28, 2012 and Quarterly Report on Form 10-Q for the quarter ended January 26, 2013, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 13 through 17 of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

4 Q4-2013 Overview  Contract revenue of $478.6 million as compared to $318.0 million in the prior year quarter  Contract revenues grew 7.5% organically, after excluding Q4-13 revenues from acquired subsidiaries of $139.1 million and Q4-12 storm restoration revenues of $2.3 million  Adjusted EBITDA of $58.1 million, or 12.1% of revenue, grew 43.4% year over year  Non-GAAP Net income of $0.44 per share diluted compared to $0.39 per share diluted in the prior year quarter  Pre-tax integration expenses of $1.1 million  Acquired Sage Telecommunications Corp. of Colorado, LLC during Q4-13 See “Regulation G Disclosure” slides 13-17 for a reconciliation of GAAP to Non-GAAP financial measures.

5 Revenue Summary  Top 5 customers represented 58.5% of revenue in Q4-13 compared to 61.1% in Q4-12  AT&T, Dycom’s largest customer, grew organically 87.2%  CenturyLink, Dycom’s second largest customer, grew organically 6.4%  Comcast, Dycom’s fourth largest customer, grew organically 9.0%  Organic revenue growth of 7.5%, excluding Q4-13 revenue from acquired subsidiaries of $139.1 million and storm restoration revenues of $2.3 million in Q4-12  Revenue combined from Top 5 customers up 13.6% organically  Revenue combined from other customers declined 2.1% organically Note: See “Regulation G Disclosure” slides 13-17 for reconciliation of GAAP to Non-GAAP financial measures. 15.2% 19.2% 17.3% 9.0% 2.4% 3.5% 6.2% 7.5% 0% 5% 10% 15% 20% 25% Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Organic Growth - Non-GAAP 0% 5% 10% 15% AT&T CenturyLink Verizon Comcast Windstream Revenue % by Customer - Top 5 in Q4-13 Q4-13 Q4-12

6 Backlog and Awards 8,285 8,288 8,207 8,111 8,001 10,135 10,349 10,822 2,157 0 3,000 6,000 9,000 12,000 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Number of Employees Acquired subsidiaries employees $1,442 $1,819 $1,744 $1,565 $1,376 $2,003 $2,197 462 $2,019 $791 $967 $961 $909 $822 $1,242 $1,208 $1,217 $- $400 $800 $1,200 $1,600 $2,000 $2,400 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Backlog ($ in millions) Acquired Subsidiaries Backlog 12 Month Backlog Current Awards and Extensions Customers Description Area Approximate Term (in years) AT&T Construction and Maintenance Services North Carolina 3 CenturyLink Construction and Maintenance Services Washington, Oregon, Nevada, Utah, Wyoming, Colorado, Wisconsin 2-4 CenturyLink Outside Plant Engineering Services Ohio, Tennessee, Pennsylvania, Virginia 1 Verizon Construction and Maintenance Services California 2 Ericsson Wireless Technical Services Nationwide 1 Various Rural broadband North Dakota, Arkansas, Kentucky 1

7 $40.5 $58.1 $- $25 $50 $75 Q4-12 Q4-13 Adjusted EBITDA - Non-GAAP ($ in millions) Adjusted EBITDA - Non -GAAP as a % of revenues: 12.7% 12.1% 85.0% 11.0% 4.0% 88.2% 7.4% 4.4% 0% 20% 40% 60% 80% 100% Telecommunications Underground Facility Locating Electric and Gas Utilities and Other Construction Maintenance Q4-12 85.0% 11.0% 4.0% Q4-13 88.2% 7.4% 4.4% Customer Revenue Mix $ 1 8 5 $6 ($ in millions) Telecommunications Underground Facility Locating Electric and Gas Utilities and Other Construction M intenance $318.0 $339.6 $100 $200 $300 $400 $500 Q4-12 Q4-13 Contract Revenues ($ in millions) $478.6 Acquired Subsidiaries $139.1 Summary Results ($ in millions, except per share data) Q4-12 Q4-13 Net Income (Non-GAAP Q4-13) $ 13.3 $15.1 Fully Diluted EPS (Non-GAAP Q4-13) $0.39 $0.44 Organic revenue growth after adjusting for revenue from subsidiaries acquired in fiscal 2013 and storm revenue in Q4-12 Adjusted EBITDA at 12.1% of revenues in Q4-13 Non-GAAP EPS of $0.44 per common share diluted in Q4-13 Revenue from Telecommunications customers 88.2% of total Note: The organic revenue growth percentage of 7.5% excludes revenue from acquired subsidiaries of $139.1 million in Q4-13 and storm revenues in Q4-12. See “Regulation G Disclosure” slides 13-17 for a reconciliation of GAAP to Non-GAAP financial measures. Organic Growth 7.5% Q4-12 Q4-13 $270.3 $35.1 $12.6 $422.4 $35.3 $20.9

Selected Information

($ in millions) (a)(b)	Q4-13	Q4-12	Change
Contract Revenues	$ 478.6	$ 318.0	$ 160.6
Cost of Earned Revenues *(Non-GAAP Q4-13)*	$ 383.7 80.2%	$ 252.1 79.3%	$ 131.5
General & Administrative *(Non-GAAP Q4-13)*	$ 39.7	$ 27.4	$ 12.3
Depreciation & Amortization	$ 24.8	$ 15.6	$ 9.2
Interest Expense, net	$ 6.8	$ 4.2	$ 2.6
Other Income, net	$ 1.1	$ 2.9	$ (1.8)
Net Income *(Non-GAAP Q4-13)*	$ 15.1	$ 13.3	$ 1.8
Adjusted EBITDA *(Non-GAAP Q4-13)*	$ 58.1 12.1%	$ 40.5 12.7%	$ 17.6

Organic Revenue growth of 7.5%,
excluding revenues from acquired subsidiaries in Q4-13 and storm revenues in Q4-12

- Increase in revenues derived from wireless service providers
- Growth within existing contracts

Adjusted EBITDA of $58.1 million, or 12.1%, grew 43.4% from Q4-12

- Growth in organic operations
- Contribution of acquired businesses

Depreciation and amortization higher from results of acquired subsidiaries

Other income, net decreased to $1.1 million from reduced asset sales

(a) Amounts may not foot due to rounding.
(b) Percentages disclosed under the financial amounts for Q4-13 and Q4-12 represent the percentage of contract revenues for the applicable period.

Note: See "Regulation G Disclosure" slides 13-17 for a reconciliation of GAAP to Non-GAAP financial measures. See slide 18 for additional information on future amortization of all of Dycom's intangible assets.

DYCOM INDUSTRIES INC.
8

9 $19.4 $51.4 $(2.4) $(3.3) $27.7 $63.5 $0.1 $15.4 $14.4 $20.1 $7.8 $10.6 $10.5 $15.7 $15.1 $17.5 -$15 -$5 $5 $15 $25 $35 $45 $55 $65 $75 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Cash Flows from Operating Activities and Cap-ex, net of disposals ($ in millions) Cash Flows from Operating Activities Cap-ex, net of disposals April 27, 2013 July 27, 2013 18.2$ 18.6$ $275 million revolver 36.0$ 49.0$ Term Loan 123.4$ 121.9$ 277.5$ 277.5$ Total Debt (*) 436.9$ 448.4$ 46.7$ 46.7$ 192.3$ 179.3$ ($ in millions) 7.125% Senior Subordinated Notes, due January 2021 (*) Letters of Credit outstanding Availability on Senior Credit Agreement Senior Credit Agreement, matures December 2017 Cash and equivalents Debt: (*) Excludes $3.6 million debt premium at Q4-13 to be amortized Cash Flow and Liquidity Balance Sheet Strength  Ample liquidity from cash on hand of $18.6 million and $179.3 million of availability on Credit Agreement Investing and Financing Transactions  Acquired Sage Telecommunications Corp. of Colorado, LLC and a wireless construction contractor  Net borrowings of $11.4 million during Q4-13 Cash Flows Dedicated To Fund Growth  Operating cash flows used to fund significant sequential growth

10 Summary  Firm end market opportunities  Industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services  Cable operators continuing to deploy fiber to small and medium businesses  Wireless carriers upgrading from 3G to 4G technologies  Telephone companies deploying FTTX to enable video offerings  Current end market drivers may indicate an emerging industry wide consensus that network bandwidth, both wireline and wireless, needs to increase dramatically

11 Looking Ahead Outlook Contract Revenues Continued total and organic revenue growth as services to wireless carriers remain robust, cable construction strengthens and customers maintain growing expenditures Gross Margin % Improving margin trends as legacy performance remains solid and integration activities continue G&A Expense % G&A expense increases as a % of revenue and includes near-term integration expenses and increased stock-based compensation Depreciation & Amortization Depreciation & amortization of $23.4 - $23.8 million quarterly Interest Expense Interest expense of $6.9 million quarterly reflecting borrowings to support current operations Other Income Other income from asset sales in Q1-14 which approaches $1.7 million in Q1-14 and declines to $0.8 - $1.3 million quarterly thereafter Diluted Shares Approximately 34.5 million diluted shares in Q1-14 with shares gradually increasing in subsequent quarters reflecting the future vesting and value of employee equity awards Liquidity Ample cash on hand and revolver availability. Revolver borrowings of $49.0 million at end of Q4-13 expected to increase through the fall of this calendar year due to seasonal factors

12 Looking Ahead Q1-2014 Outlook (all amounts are estimates - actual amounts may differ) ($ in millions) Q1-2013 Q1-2014 Y-O-Y Comments Contract Revenues $323.3 $475.0 - $495.0 (including $135.0 - $145.0 from acquired subsidiaries) Mid to high single digit organic growth Gross Margin % (as a percent of revenue) 20.5% % down slightly from Q1-13 result Margins which sequentially improve G&A Expense % (as a percent of revenue) (Q1-13 is Non-GAAP) (b) 8.7% % up slightly from Q1-13 G&A expense in Q1-14 includes ongoing integration expenses for acquired subsidiaries and increased stock- based compensation Stock based compensation (included in G&A) $ 2.3 $ 3.5 Reflects impact of employee equity awards and is included in G&A expense Depreciation & Amortization (“D&A”) $15.3 $23.4 - $23.8 Amortization of approximately $5.2 million; D&A increase primarily from newly acquired fixed assets and intangibles Interest Expense $4.2 $6.9 Increase in interest expense related to acquisition borrowings and reflects near term cash expenditures to support current operations Other Income $1.6 $1.4 - $1.7 Other income approaching Q1-13 result Adjusted EBITDA % (a)(b) 12.5% EBITDA % down slightly from Q1-13 result Total EBITDA amount increases from growth in organic operations and contributions from acquired businesses EPS – Diluted – Non-GAAP (b) $ 0.36 $0.42 - $0.49 EPS increase reflecting growth in total EBITDA amount offset in part by incremental depreciation, amortization, interest and stock-based compensation (a) The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, write-off of deferred financing costs, charge for a wage and hour class action settlement and acquisition-related costs. (b) Pre-tax acquisition related costs of $0.7 million are excluded from Q1-13 G&A Expense % and Adjusted EBITDA %. EPS – Diluted - Non-GAAP also excludes the impacts of these costs, net of the related tax benefit.

13 Appendix: Regulation G Disclosure The above table presents the Non-GAAP financial measure of Adjusted EBITDA for the three months and twelve months ended July 27, 2013 and July 28, 2012, and a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition-related costs, write-off of deferred financing costs, a charge for a wage and hour class action settlement and stock-based compensation expense. The Company believes this Non-GAAP financial measure provides information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period- over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. ($ in 000's, except per share amounts) Three Months Three Months Twelve Months Twelve Months Ended Ended Ended Ended July 27, July 28, July 27, July 28, 2013 2012 2013 2012 Reconciliation of Net income to Adjusted EBITDA (Non-GAAP): Net income $ 14,666 $ 13,282 $ 35,188 $ 39,378 Interest expense, net 6,752 4,189 23,334 16,717 Provision for income taxes 9,380 8,227 23,011 25,183 Depreciation and amortization expense 24,820 15,647 85,481 62,693 Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA") 55,618 41,345 167,014 143,971 Gain on sale of fixed assets (816) (2,853) (4,683) (15,430) Stock-based compensation expense 2,628 2,051 9,902 6,952 Charge for a wage and hour class action litigation settlement 495 - 495 - Acquisition related costs 224 - 6,763 - Write-off of deferred financing costs - - 321 - Adjusted EBITDA (Non-GAAP) $ 58,149 $ 40,543 $ 179,812 $ 135,493 (Dollars in thousands)

14 Appendix: Regulation G Disclosure The items reconciling "GAAP" to “Non-GAAP” financial measures are specifically described below: (a) Cost of earned revenues includes a $0.5 million charge for a wage and hour class action settlement. (b) Acquisition related costs. (c) Provision for income taxes includes the tax effect of the other reconciling items identified herein. ($ in 000's, except per share amounts) GAAP Reconciling Items Non-GAAP GAAP Reconciling Items Non-GAAP Contract revenues 478,632$ 478,632$ 318,034$ -$ 318,034$ Cost of earned revenues, excluding depreciation and amortization 384,169 (495) (a) 383,674 252,137 - 252,137 General and administrative expenses 39,914 (224) (b) 39,690 27,434 - 27,434 Depreciation and amortization 24,820 24,820 15,647 - 15,647 Interest expense, net (6,752) (6,752) (4,189) - (4,189) Other income, net 1,069 1,069 2,882 - 2,882 Income before income taxes 24,046 719 24,765 21,509 - 21,509 Provision for income taxes 9,380 284 (c) 9,664 8,227 - 8,227 Net income 14,666$ 435$ 15,101$ 13,282$ -$ 13,282$ Diluted income per share 0.43$ 0.01$ 0.44$ 0.39$ -$ 0.39$ Shares used in computing Diluted EPS: 34,082,228 34,082,228 34,384,915 34,384,915 Amounts may not foot due to rounding. Reconciliation of GAAP to Non-GAAP Measures Three Months Ended July 27, 2013 Three Months Ended July 28, 2012

15 Appendix: Regulation G Disclosure The items reconciling "GAAP" to “Non-GAAP” financial measures are specifically described below: (a) Cost of earned revenues includes a $0.5 million charge for a wage and hour class action settlement. (b) Acquisition related costs. (c) Write-off of deferred financing costs. (d) Provision for income taxes includes the tax effect of the other reconciling items identified herein. ($ in 000's, except per share amounts) GAAP Reconciling Items Non-GAAP GAAP Reconciling Items Non-GAAP Contract revenues 1,608,612$ -$ 1,608,612$ 1,201,119$ -$ 1,201,119$ Cost of earned revenues, excluding depreciation and amortization 1,300,416 (495) (a) 1,299,921 968,949 - 968,949 General and administrative expenses 145,771 (6,763) (b) 139,008 104,024 - 104,024 Depreciation and amortization 85,481 - 85,481 62,693 - 62,693 Interest expense, net (23,334) - (23,334) (16,717) - (16,717) Other income, net 4,589 321 (c) 4,910 15,825 - 15,825 Income before income taxes 58,199 7,579 65,778 64,561 - 64,561 Provision for income taxes 23,011 2,990 (d) 26,001 25,183 - 25,183 Net income 35,188$ 4,589$ 39,777$ 39,378$ -$ 39,378$ Diluted income per share 1.04$ 0.14$ 1.18$ 1.14$ -$ 1.14$ Shares used in computing Diluted EPS: 33,782,187 33,782,187 34,481,895 34,481,895 Reconciliation of GAAP to Non-GAAP Measures Twelve Months Ended July 27, 2013 Twelve Months Ended July 28, 2012 Amounts may not foot due to rounding.

16 (a) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (iii) revenues in the comparative prior year quarter period. (b) Revenues from subsidiaries acquired has been included on organic growth (decline) only if the subsidiaries were included for the full quarter in each period. Appendix: Regulation G Disclosure Amounts may not foot due to rounding. Reconciliation of GAAP to Non-GAAP Measures ($ in millions) GAAP NON-GAAP (Organic) Revenues from businesses acquired (b) Revenues from storm restoration services Q4-13 Organic Growth: Q4-13 478.6$ (139.1)$ -$ 339.6$ 50.5% 7.5% Q4-12 318.0$ -$ (2.3)$ 315.8$ Prior Quarters Organic Growth: Q3-13 437.4$ (122.9)$ -$ 314.5$ 47.7% 6.2% Q3-12 296.1$ -$ -$ 296.1$ Q2-13 369.3$ (75.9)$ (16.7)$ 276.7$ 38.1% 3.5% Q2-12 267.4$ -$ -$ 267.4$ Q1-13 323.3$ -$ -$ 323.3$ 1.2% 2.4% Q1-12 319.6$ -$ (3.7)$ 315.8$ Q4-12 318.0$ -$ (2.3)$ 315.8$ 4.7% 9.0% Q4-11 303.7$ -$ (14.1)$ 289.7$ Q3-12 296.1$ -$ -$ 296.1$ 17.3% 17.3% Q2-12 267.4$ (13.6)$ -$ 253.8$ 22.5% 19.2%Q2-11 218.2$ (5.3)$ 212.9$ Q1-12 319.6$ (14.5)$ (3.7)$ 301.4$ 22.2% 15.2%261.6$ -$ 261.6$ Q4-11 303.7$ (14.1)$ (14.1)$ 275.5$ 7.9% 5.4%Q4-10 281.5$ (20.1)$ 261.4$ 11.6 9.9 Q3-11 252.4$ (14.4)$ -$ 238.0$ 8.9% 2.7%Q4-09 231.6$ -$ 231.6$ Q2-11 218.2$ (5.3)$ -$ 212.9$ 0.9% (1.6)%Q4-09 216.3$ -$ 216.3$ Q1-11 261.6$ -$ -$ 261.6$ 1.0% (c) 1.0% (c) NON-GAAP Contract Revenues Revenue Growth (Decline) % (a)GAAP Contract Revenues The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth (revenue growth excluding revenues from storm restoration services and businesses acquired). NON-GAAP ADJUSTMENTS

17 Appendix: Regulation G Disclosure (a) Year-over-year growth percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (iii) revenues in the comparative prior year quarter period. Amounts may not foot due to rounding. Reconciliation of GAAP to Non-GAAP Measures Calculation of Organic Growth % ($ in millions) Total Contract Revenue Top 5 Customers combined All customers (excluding Top 5 Customers) AT&T CenturyLink Comcast GAAP Revenue Q4-13 478.6$ 279.9$ 198.7$ 79.1$ 74.3$ 48.9$ Q4-12 318.0$ 194.4$ 123.6$ 40.3$ 43.2$ 40.0$ GAAP Revenue - % Changes 50.5% 44.0% 60.8% 96.4% 71.9% 22.3% Non-GAAP Adjustments Q4-13 - Revenue from acquired subsidiaries (139.1)$ (59.6)$ (79.5)$ (3.7)$ (28.3)$ (5.8)$ Q4-12 - Revenue from storm restoration services (2.3)$ (0.4)$ (1.8)$ -$ -$ (0.4)$ Non-GAAP Revenue Q4-13 339.6$ 220.3$ 119.2$ 75.5$ 46.0$ 43.1$ Q4-12 315.8$ 194.0$ 121.8$ 40.3$ 43.2$ 39.5$ Non-GAAP Revenue - % Changes (a) Organic Revenue % Change (excluding revenue from acquired subsidiaries and storm restoration services) 7.5% 13.6% (2.1)% 87.2% 6.4% 9.0%

18 Additional Information – Amortization of Intangibles Estimated Future Amortization of Intangibles ($ in millions) Estimated Quarterly Expense: Q1-14 $ 5.2 Q2-14 $ 4.8 Q3-14 $ 4.1 Q4-14 $ 4.1 Estimated Expense by Fiscal Year: FY 2014 $ 18.2 FY 2015 $ 15.0 FY 2016 $ 14.3 FY 2017 $ 12.9 FY 2018 $ 10.7 Thereafter $ 49.5

Fiscal 2013 4th Quarter Presentation August 28, 2013